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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                          June 22, 2004 (June 21, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware             1-11178                    13-3662955
     -------------------- ------------------------ -------------------------
        (State or Other      (Commission File No.)      (I.R.S. Employer
        Jurisdiction of                                Identification No.)
        Incorporation)

     237 Park Avenue
     New York, New York                                10017
     ----------------------------------- ---------------------------------
           (Address of Principal                     (Zip Code)
           Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE


         The Current Report on Form 8-K of Revlon, Inc. (the "Company") filed on June 21, 2004 (the "Form 8-K") is amended to include the Unaudited Adjusted EBITDA Reconciliation of the Company and its subsidiaries (the "Reconciliation"), which was included in the press release issued by the Company on June 21, 2004 (and which was omitted from the Form 8-K). The Reconciliation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REVLON, INC.


                                           By: /s/ Robert K. Kretzman
                                               ----------------------
                                               Robert K. Kretzman
                                               Executive Vice President, General
                                               Counsel and Chief Legal Officer


Date: June 22, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1          Press Release, dated June 21, 2004 (as previously furnished).

    99.2          Unaudited Adjusted EBITDA Reconciliation of Revlon, Inc.
                  and Subsidiaries.



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